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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To: Air Products and Chemicals, Inc.:

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated 30 October 1998, included, and incorporated by reference, in Air Products and Chemicals, Inc.'s, Form 10-K for the year ended 30 September 1998 and to all references to our Firm included in this Registration Statement.




                                                             ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
23 February 1999


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